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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   ----------


                                   FORM 8-K/A


                            AMENDMENT TO APPLICATION
                                    OR REPORT


                  Filed Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported) August 13, 2002


                                 AMENDMENT NO. 1


                      DIVERSIFIED SECURITY SOLUTIONS, INC.
        -------------------------- -------------------------------------
               (Exact name of registrant as specified in charter)

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

    Delaware                        005-62411                         22-3690168
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(State or other juris-            (Commission                       (IRS Employer
diction of Incorporation)          File number)                    Identification
                                                                   No.)

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            280 Midland Avenue, Saddle Brook, New Jersey    07668
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        (Address of principal executive offices)             (Zip Code)

                                 (201) 794-6500
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               Registrant's telephone number, including area code


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)





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         The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its August 13, 2002 Report on Form 8-K which was filed with the Securities and Exchange Commission on August 27, 2002, as set forth in the attached pages.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

                  (a)  Exhibits

                       (1)  Financial Statements of Business Acquired.

                       (2)  Pro Forma Financial Information.

                            (a)  Unaudited pro forma condensed combined balance
sheet as of June 30, 2002.

                            (b)  Unaudited pro forma condensed combined
statement of operations for the six months ended June 30, 2002 and the year ended December 31, 2001.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Diversified Security Solutions, Inc.
                                   ------------------------------------
                                       Registrant


Dated: October 25, 2002            By: /s/ Louis Massad
                                      --------------------------------
                                      Louis Massad, Chief Financial Officer



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                                       DIVERSIFIED SECURITY SOLUTIONS, INC.

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EXHIBIT
NUMBER                             DESCRIPTION
2.1               Stock Purchase Agreement by and among Diversified
                  Security Solutions, Inc., Photo Scan Systems, Inc., National Safe of California, Inc. and Lee A. Kann, dated as of
                  August 13, 2002. Pursuant to Item 601(b)(2) of Regulation 8-K, the exhibits and schedule referred to in the Stock Purchase Agreement are omitted. The Registration hereby undertakes to furnish supplementary a copy of any omitted schedule or exhibit to the Commission upon request. Previously filed as the same numbered exhibit to the initial filing of this report.

99.1              Financial Statements of National Safe of California, Inc.

99.2              Pro Forma Financial Information unaudited pro forma condensed combined balance sheet as of June 30, 2002 and unaudited
                  pro forma condensed combined statement of operations for the six months ended June 30, 2002 and the year ended December 31, 2001

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